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                                                                      Exhibit 24

                               POWERS OF ATTORNEY

         KNOW ALL PERSONS BY THESE RESENTS, that each person whose signature appears below hereby constitutes and appoints Robert D. Gordon and Steven L. Thimjon and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Apertus Technologies Incorporated for the fiscal year ended March 29, 1998 and all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


            Signature                                                   Date

/s/ Robert D. Gordon                                               June 25, 1998
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Robert D. Gordon, Chairman of the Board,
  Chief Executive Officer, President and Director
  (Principal executive officer)


/s/ Steven Thimjon                                                 June 25, 1998
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Steven Thimjon, Chief Financial Officer
  (Principal financial officer and
  Principal accounting officer)


/s/ Nicholas J. Covatta                                            June 25, 1998
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Nicholas J. Covatta Jr., Director

/s/ Michael Dexter-Smith                                           June 25, 1998
--------------------------------------
Michael Dexter-Smith, Director


/s/ Robert W. Fischer                                              June 25, 1998
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Robert W. Fischer, Director


/s/ George E. Hubman                                               June 25, 1998
--------------------------------------
George E. Hubman, Director


/s/ Arch. J. McGill                                                June 25, 1998
--------------------------------------
Arch J. McGill, Director


/s/ Clarence W. Spangle                                            June 25, 1998
--------------------------------------
Clarence W. Spangle, Director